UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2007

ENTERPRISE GP HOLDINGS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 8, 2007, Enterprise GP Holdings L.P. (the “Partnership”) executed an amendment (the “Amendment”) to its Third Amended and Restated Credit Agreement (the “Credit Agreement”) in connection with entering into a seven-year, $850 million senior secured term loan (“Term Loan B”). Proceeds from the Term Loan B were used to permanently refinance borrowings outstanding under the Partnership’s $850 million Term Loan A-2, which had a maturity date in May 2008. The Partnership’s obligations under the amended Credit Agreement, including obligations under the Term Loan B, are secured by a pledge of (i) units of limited partnership interest in Enterprise Products Partners L.P.; (ii) membership interest in Enterprise Products GP, LLC; (iii) units of limited partnership interest in Energy Transfer Equity, L.P.; (iv) units of limited partnership interest in TEPPCO Partners, L.P.; and (v) membership interest in Texas Eastern Products Pipeline Company, LLC.

The Term Loan B generally bears interest at LIBOR plus 2.25 percent and is scheduled to mature on November 8, 2014. The Term Loan B is callable for up to one year by the partnership at 101 percent of the principal amount outstanding, plus accrued interest, and at par plus accrued interest thereafter. This transaction completes the permanent financing related to the Partnership’s acquisition of general and limited partner equity interests in TEPPCO Partners, L.P. and Energy Transfer Equity, L.P. on May 7, 2007. Citigroup Global Markets, Inc. and Lehman Brothers Inc. served as co-arrangers and joint book-running managers for the Term Loan B financing.

A copy of the Amendment is attached hereto and incorporated by reference as Exhibit 10.1. A more complete description of the Credit Agreement is contained in the Company’s Current Report on Form 8-K filed on August 30, 2007, and a copy of the Credit Agreement is attached as an exhibit thereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

d.	Exhibits.

Exhibit No.	Description

10.1

First Amendment to Third Amended and Restated Credit Agreement dated as of November 8, 2007, among Enterprise GP Holdings L.P., the Term Loan B Lenders party thereto, Citicorp North American, Inc., as Administrative Agent, and Citigroup Global Markets, Inc. and Lehman Brothers Inc. as Co-Arrangers and Joint Bookrunners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

By:	EPE HOLDINGS, LLC,

its General Partner

Date:    November 14, 2007                           By: /s/ Michael J. Knesek

Name: Michael J. Knesek

Title: Senior Vice President, Controller and Principal

Accounting Officer of EPE Holdings, LLC